SUB-ITEM 77Q1(a): Exhibits
                        SELIGMAN GLOBAL FUND SERIES, INC.


Amended and Restated By-laws of the Registrant (Incorporated by reference to Registrant's Post Effective Amendment No. 40 filed on
February 28, 2006 on Form N-1A).